UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): December 12, 2007

GENMED HOLDING CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-26607	88-0390828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rontgenlaan 27, 2719 DX Zoetermeer, Holland	2719 DX
(Address of principal executive offices)	(Zip Code)

 Registrant's telephone number, including area code: 011-31-629-6060-80

Satellite Newspapers Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Section 5 - Corporate Governance and Change in Control

ITEM 5.03        Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year

Satellite Newspapers Corp. (“SNC”) changed its corporate name to Genmed Holding Corp. (the “Company”) by filing an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada on December 12, 2007.  In addition, effective January 28, 2008, the Registrant’s quotation symbol on the OTC Bulletin Board changed from SNWP to GENM.

Section 9 - Financial Statements and Exhibits

ITEM 9.01        Financial Statements and Exhibits.

Exhibits	9.01 -	Amendment to the Articles of Incorporation of the Company filed with the Secretary of State of Nevada on December 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genmed Holding Corp.
Date: April 8, 2008
By:
/s/ Randy Hibma
Randy Hibma, Chief Financial Officer